Security Equity Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated February 28, 2013

to the Summary Prospectus Dated January 28, 2013

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus (“Prospectus”) for the Large Cap Core Institutional Fund (the “Fund”).

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on February 13, 2013, the Board of Directors of Security Equity Fund approved certain changes to the Fund’s investment program. In particular, the Board approved the following:

•	a change to the Fund’s name;

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changes to the Fund’s principal investment strategies, including the removal of the Fund’s non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”);

•	replacement of the Fund’s portfolio managers with a new portfolio management team; and

•	removal of the non-fundamental policies relating to options and short sales.

The changes to the Fund discussed above will become effective on April 30, 2013. As a result, effective April 30, 2013, the Prospectus will be revised substantially as follows:

The name of the Fund will be changed to StylePlus Large Cap Core Strategy Institutional.

The section titled “Principal Investment Strategies” beginning on page 2 of the Prospectus will be replaced to read as follows in order to reflect the changes to the Fund’s principal investment strategies, including the removal of the Fund’s non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the 1940 Act:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to exceed the total return of the S&P 500 Index (the “Index”). The Fund pursues its objective by investing, under normal market conditions, in: (i) equity securities issued by companies that have market capitalizations usually within the range of companies in the Index; (ii) equity derivatives that, when purchased, provide exposure to equity securities of companies with market capitalizations usually within the range of companies in the Index; (iii) equity derivatives based on large-capitalization indices, growth indices, value indices and/or other indices and other derivatives deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”); (iv) fixed income securities; and (v) cash investments to collateralize derivatives positions.

Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depository Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements, and forward contracts. Fixed income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

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Allocation decisions within the asset categories are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index. Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed income markets, to hedge the Fund’s portfolio, or to increase returns.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The following subsections will be added to the section titled “Principal Risks” beginning on page 3 of the Prospectus in order to reflect additional principal risks associated with the new principal investment strategies:

Asset-Backed and Mortgage-Backed Securities Risk — Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Convertible Securities Risk — Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk — The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Credit Risk — The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Interest Rate Risk — Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investments in Loans Risk — Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Preferred Securities Risk — A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk — Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

Restricted Securities Risk — Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

The second and third sentences in the section titled “Management of the Fund” on page 5 of the Prospectus will be replaced to read as follows in order to reflect the Fund’s new portfolio management team:

B. Scott Minerd, Farhan Sharaff, Jayson B. Flowers and Scott Hammond are primarily responsible for the day-to-day management of the Fund, and each holds the title “Portfolio Manager” with the Investment Manager.

Please Retain This Supplement for Future Reference

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